SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 30, 1997
                                                           ------------

                            AXSYS TECHNOLOGIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-16182                11-1962029
         --------                       -------                ----------
(State or other jurisdiction)         (Commission)            (IRS Employer
                                                          Identification Number)

                  645 MADISON AVENUE, NEW YORK, NEW YORK 10022
                  --------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (212) 593-7900
                                 --------------
               Registrant's telephone number, including area code

ITEM 2.  Acquisition or Disposition of Assets

      On May 30, 1997, Axsys Technologies, Inc. (the "Company") completed the acquisition of Teletrac, Inc. ("Teletrac"), a California corporation. The acquisition was completed for a purchase price of approximately $7.7 million and the issuance of 153,000 shares of Axsys common shares, 53,000 of which shares were issued at the closing, and 100,000 of which shares will be issued pursuant to Stockholder Agreements entered into as of May 30, 1997 with certain selling shareholders and employees of Teletrac.

      Teletrac designs and manufactures laser-based precision measurement systems and precision linear (x-y) and rotary positioning servo systems for use in the mass data storage (such as disk drive), semiconductor and flat panel industries.

      The Company paid for the cash portion of purchase price from the proceeds of borrowings under its credit agreement. Teletrac will operate as a wholly-owned subsidiary of the Company.


ITEM 7.  Financial Statements and Exhibits

      (a) The financial statements of Teletrac and its subsidiaries required to be filed hereunder are attached hereto as Exhibit A and incorporated herein by reference.

      (b)   Pro Forma Financial Information

            As of the time of filing this Current Report, it is impracticable to provide the pro forma financial information required by this Item 7(b). The registrant intends to file the required pro forma financial information as soon as practicable and in any event not later than 60 days after the date of this Current Report.

      (c)   Exhibits

      (2) Stock Purchase Agreement By and Between Axsys Technologies, Inc. ("Buyer"), Teletrac, Inc. ("Company") and David Barker, Richard Howitt, William Hurst, William Kingsbury, Barton Norton, John Van Dyke and Mary Erdahl ("Sellers"), dated as of May 27, 1997.

      (99)  Press Released dated June 2, 1997.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                                     Axsys Technologies, Inc.
                                                     ------------------------
                                                     Registrant


Date:  June 13, 1997                                 By:/s/ Raymond F. Kunzmann
                                                        -----------------------
                                                        Raymond F. Kunzmann
                                                        Vice President

                                                                  Exhibit A

                            TELETRAC, INC.

                            FINANCIAL STATEMENTS
                            AS OF JANUARY 31, 1997
                            TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Teletrac, Inc.:


We have audited the accompanying balance sheet of TELETRAC, INC. (a California corporation) as of January 31, 1997, and the related statements of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Teletrac, Inc. as of January 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                                            ARTHUR ANDERSEN LLP

Los Angeles, California
March 28, 1997

                                 TELETRAC, INC.

                                  BALANCE SHEET
                                JANUARY 31, 1997

                                     ASSETS

CURRENT ASSETS:
  Cash                                                              $   371,961
  Short-term investments                                                201,281
  Accounts receivable                                                   890,736
  Inventories                                                         1,174,958
  Prepaid expenses and other                                             20,173
  Deferred income tax asset                                              41,850
                                                                    -----------
          Total current assets                                        2,700,959
                                                                    -----------
PROPERTY AND EQUIPMENT, at cost:
  Machinery and equipment                                               205,498
  Computer hardware and software                                        264,846
  Furniture and fixtures                                                  8,486
  Leasehold improvements                                                 85,058
                                                                    -----------
                                                                        563,888
  Less:  Accumulated depreciation
    and amortization                                                   (333,974)
                                                                    -----------
                                                                        229,914
                                                                    -----------
OTHER ASSETS:
  Shareholder loan                                                       19,248
  Other assets                                                           19,265
                                                                    -----------
                                                                         38,513
                                                                    -----------
                                                                    $ 2,969,386
                                                                    ===========

       The accompanying notes are an integral part of this balance sheet.

                                 TELETRAC, INC.

                                  BALANCE SHEET
                                JANUARY 31, 1997

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of note payable                                     $   20,325
  Accounts payable                                                       257,685
  Accrued liabilities                                                    158,316
  Deferred revenue                                                        46,480
  Customer advances                                                       39,477
  Income taxes payable                                                   494,500
                                                                      ----------
         Total current liabilities                                     1,016,783
                                                                      ----------

NOTE PAYABLE, net of current portion                                      44,038

COMMITMENTS AND CONTINGENCIES (Note 6)

SHAREHOLDERS' EQUITY:
  Common stock, no par value:
    Authorized -- 10,000,000 shares
    Issued and outstanding -- 207,815 shares                              51,037
  Retained earnings                                                    1,857,528
                                                                      ----------
      Total shareholders' equity                                       1,908,565
                                                                      ----------
                                                                      $2,969,386
                                                                      ==========

       The accompanying notes are an integral part of this balance sheet.

                                 TELETRAC, INC.

                               STATEMENT OF INCOME
                       FOR THE YEAR ENDED JANUARY 31, 1997

NET SALES                                                            $7,994,833

COST OF GOODS SOLD                                                    4,548,048
                                                                     ----------
         Gross profit                                                 3,446,785
                                                                     ----------
OPERATING EXPENSES:
  General and administrative expenses                                 1,003,723
  Selling and marketing expenses                                        467,490
  Research and development expenses                                     390,197
                                                                     ----------
                                                                      1,861,410
                                                                     ----------
         Income from operations                                       1,585,375

OTHER INCOME (EXPENSE):
  Interest expense                                                      (14,341)
  Interest income                                                         2,213
                                                                     ----------
                                                                        (12,128)
                                                                     ----------
         Income before provision
           for income taxes                                           1,573,247

PROVISION FOR INCOME TAXES                                              633,770
                                                                     ----------
NET INCOME                                                           $  939,477
                                                                     ==========

       The accompanying notes are an integral part of this balance sheet.

                                 TELETRAC, INC.

                        STATEMENT OF SHAREHOLDERS' EQUITY
                       FOR THE YEAR ENDED JANUARY 31, 1997

                                 Common Stock       Retained
                              -----------------
                              Shares     Amount     Earnings        Total
                              ------     ------     --------        -----

BALANCE, January 31, 1996    207,815    $51,037    $  918,051    $  969,088

  Net income                    --         --         939,477       939,477
                             -------    -------    ----------    ----------
BALANCE, January 31, 1997    207,815    $51,037    $1,857,528    $1,908,565
                             =======    =======    ==========    ==========

       The accompanying notes are an integral part of this balance sheet.

                                 TELETRAC, INC.

                             STATEMENT OF CASH FLOWS
                       FOR THE YEAR ENDED JANUARY 31, 1997

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                         $  939,477
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                                      84,698
  Decrease (increase) in:
    Accounts receivable                                                (132,716)
    Inventories                                                        (546,649)
    Prepaid expenses and other                                          (40,942)
    Deferred income tax asset                                           (11,195)
  Increase (decrease) in:
    Accounts payable                                                    (76,029)
    Accrued liabilities                                                 (13,179)
    Customer advances                                                   (35,324)
    Deferred revenue                                                     46,480
    Income taxes payable                                                418,492
                                                                     ----------
         Net cash provided by operating activities                      633,113
                                                                     ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                  (134,350)
  Purchases of investments                                             (201,281)
                                                                     ----------
         Net cash used in investing activities                         (335,631)
                                                                     ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from note payable                                             81,301
  Principal payments on notes payable                                   (82,054)
  Repayment of line of credit                                          (110,000)
                                                                     ----------
         Net cash used in financing activities                         (110,753)
                                                                     ----------

NET INCREASE IN CASH                                                    186,729

CASH, beginning of year                                                 185,232
                                                                     ----------
CASH, end of year                                                    $  371,961
                                                                     ==========

       The accompanying notes are an integral part of this balance sheet.

                                 TELETRAC, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1997

1.    Background and Operations

Teletrac, Inc. (the Company) was incorporated in the state of California in October 1980. The Company designs, markets, manufactures and sells equipment for the testing of computer disk drives.

2.    Summary of Significant Accounting Policies

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      Revenue Recognition

      Revenues are recognized at the time of shipment, except for revenues on long-term contracts which are recorded on the percentage of completion method.

      In fiscal 1996, the Company entered into a long-term contract with a customer to manufacture a specific product for the customer. At January 31, 1997, the entire amount of the contract had been billed to the customer and $46,480 of deferred revenue was recorded relating to the contract. The Company expects to complete its obligations under the contract in early fiscal 1998.

      Significant Customer

      In fiscal 1997, sales to one customer accounted for approximately ten percent of the Company's net sales. This customer accounted for approximately 25 percent of the Company's accounts receivable balance as of January 31, 1997.

      Short-Term Investments

      The Company accounts for its investments under the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

      At January 31, 1997, short-term investments consisted of two certificates of deposit. As defined by the standard, the Company has classified its investments as "held-to-maturity" investments. Both investments mature in fiscal 1998.

      Inventories

      Inventories include material, labor and overhead, are valued at the lower of cost (first-in, first-out) or market and consist of the following at January 31, 1997:

                Raw material               $  678,333
                Work in progress              496,625
                                           ----------
                                           $1,174,958
                                           ==========

      Property and Equipment

      Property and equipment is stated at acquisition cost, net of accumulated depreciation and amortization, which is computed using straight-line and accelerated methods over five to seven years.

      Costs of normal maintenance and repairs are charged to expense as incurred. Major replacements or betterments of property and equipment are capitalized. When items are sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in operations.

      Supplemental Cash Flow Information

      Cash paid for income taxes was approximately $181,000 in fiscal 1997. Cash paid for interest was approximately $14,000 in fiscal 1997.

3.    Line of Credit

The Company has entered into a line of credit agreement with a bank under which the Company may borrow up to $300,000. At January 31, 1997, no amounts were outstanding under the agreement. The agreement expires on May 15, 1997. Borrowings under the agreement bear interest at the bank's reference rate (8.25 percent at January 31, 1997) plus .75 percent. The line of credit is secured by essentially all assets of the Company.

4.    Note Payable to a Bank

In March 1996, the Company entered into a note payable agreement with a bank under which the Company borrowed $81,301 for the purchase of equipment. The note is repayable in 48 monthly principal payments of approximately $1,700 through March 2000. At January 31, 1997, $64,363 was outstanding under the agreement. Borrowings under the agreement bear interest at the bank's reference rate (8.25 percent at January 31, 1997) plus .75 percent.
The note is secured by the related equipment.

5.    Income Taxes

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109.

The deferred income tax asset at January 31, 1997 primarily relates to an accrued liability.

The provision for income taxes for the year ended January 31, 1997 is as follows:

     Current      -Federal                                 $ 495,120
                  -State                                     149,845
                                                           ---------
                                                             644,965
                                                           ---------

     Deferred     -Federal                                    (8,836)
                  -State                                      (2,359)
                                                           ---------
                                                             (11,195)
                                                           ---------
                                                           $ 633,770
                                                           =========

Differences between the provision for income taxes and income taxes at the statutory federal income tax rate for the year ended January 31, 1997 is as follows:

Income tax provision at
  the statutory federal rate                       $534,904            34.0%
State and local income taxes,
  net of federal benefit                             95,968             6.1
Other                                                 2,898              .2
                                                   --------            ----
                                                   $633,770            40.3%
                                                   ========            ====

6.    Commitments and Contingencies

      Lease Commitment

      The Company leases its facility under an operating lease agreement that expires in July 1999. Future minimum payments relating to this operating lease as of January 31, 1997 are as follows:

                    Year Ending
                    January 31,
                    -----------
                       1998                     $  121,256
                       1999                        121,256
                       2000                         60,628
                                                ----------
                                                $  303,140
                                                ==========

      Rental expense relating to the lease for the year ended January 31, 1997 was approximately $108,000.

      Litigation

      The Company is subject to lawsuits in the normal course of business. In the opinion of management, pending litigation will not result in any material losses to the Company.

7.    Subsequent Event

On February 5, 1997, the Company signed a letter of intent with Axsys Technologies, Inc. (Axsys) to sell Axsys 100 percent of the outstanding common shares of the Company.